United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2011

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)
1106 Palms Airport Drive, Las Vegas, Nevada 89119 (Address of Principal Executive Offices) Registrant’s Telephone Number, Including Area Code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On March 22, 2011, Shuffle Master, Inc. (NASDAQ Global Select Market: SHFL) (the “Company”) filed a Current Report on Form 8-K (the “Report”) to report a brief description and the results of each matter voted upon at the Company’s annual meeting of shareholders on March 17, 2011 (the “2011Annual Meeting”), under Item 5.07 of such Report.  Item 5.07(d) set forth below amends the Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

(d) Based on the results of the vote at the 2011 Annual Meeting, the Company will hold an advisory vote on the Company’s executive compensation annually until the next required vote on the frequency of shareholder votes on the Company's executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: March 13, 2012

/s/ MICHAEL GAVIN ISAACS
Michael Gavin Isaacs
Chief Executive Officer